THE ADVISORS' INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund (the "Fund")

Supplement dated January 6, 2020

to the Fund's Summary Prospectus and Prospectus,

each dated March 1, 2019, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

On January 1, 2020, Asset Management One USA Inc. ("AMO USA") replaced Mizuho Alternative Investments, LLC ("MAI") as a sub-adviser to the Fund in connection with the merger of MAI into AMO USA, and MAI's investment team joining AMO USA (the "Transaction"). AMO USA currently serves as a sub-adviser to the Fund pursuant to an interim sub-advisory agreement. At a special meeting of shareholders scheduled for January 24, 2020, shareholders will be asked to approve a new investment sub-advisory agreement with respect to the Fund between Fiera Capital Inc. ("Fiera"), the investment adviser of the Fund, and AMO USA (the "New Sub-Advisory Agreement"), which would replace the interim sub-advisory agreement. A proxy statement describing the New Sub-Advisory Agreement and AMO USA will be distributed to investors on or about January 10, 2020.

Accordingly, the Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

1.	In the "Investment Sub-Advisers and Portfolio Managers" section of the Summary Prospectus, and the corresponding section of the Prospectus, the disclosure relating to MAI is hereby deleted and replaced with the following:

Asset Management One USA Inc. ("AMO USA")

Kazuhiro Shimbo, Chief Investment Officer of Quantitative Strategies of AMO USA, has managed the portion of the assets of the Fund allocated to AMO USA or its predecessor since the Fund's inception in 2014.

2.	In the "Investment Sub-Advisers and Portfolio Managers" section of the Prospectus, the disclosure relating to MAI is hereby deleted and replaced with the following:

Asset Management One USA Inc., located at 757 Third Avenue, 8th Floor, New York, New York 10017, serves as investment sub-adviser to a portion of the Fund's assets. As of October 31, 2019, AMO USA had approximately $6.1 billion in assets under management.

A discussion regarding the basis of the Board's approval of the investment sub-advisory agreement between the Adviser and AMO USA will be available in the Fund's Semi-Annual Report to Shareholders dated April 30, 2020, which will cover the period from November 1, 2019 to April 30, 2020.

Portfolio Manager:

Kazuhiro Shimbo, Chief Investment Officer of Quantitative Strategies of AMO USA, has managed the portion of the assets of the Fund allocated to AMO USA or its predecessor, Mizuho Alternative Investments, LLC ("MAI"), since the Fund's inception in 2014. Dr. Shimbo manages AMO USA's quantitative investment team, which includes professionals in research, portfolio and risk management, and trading. Dr. Shimbo joined AMO USA in 2020 in connection with the merger of MAI into AMO USA. Prior to joining MAI in 2007, Dr. Shimbo was employed at the Industrial Bank of Japan ("IBJ") for over seven years. For the last three years of his tenure at IBJ, Dr. Shimbo served as the Quantitative Researcher and then the Portfolio Manager at its derivatives market making desk. Dr. Shimbo earned his Ph.D. in Applied Probability from Cornell University. He also holds a M.S. from the University of London and a B.S. from Kyoto University in Japan.

3.	All other references to "Mizuho Alternative Investments, LLC" and "MAI" are hereby deleted and replaced with "Asset Management One USA Inc." and "AMO USA," respectively.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY. PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING the New Sub-Advisory Agreement and AMO USA. THE PROXY STATEMENT IS AVAILABLE FOR FREE ON THE SEC'S WEBSITE (WWW.SEC.GOV).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RLL-SK-014-0100

2

THE ADVISORS' INNER CIRCLE FUND III

Fiera Capital Diversified Alternatives Fund (the "Fund")

Supplement dated January 6, 2020

to the Fund's Statement of Additional Information ("SAI"),

dated March 1, 2019, as supplemented

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

On January 1, 2020, Asset Management One USA Inc. ("AMO USA") replaced Mizuho Alternative Investments, LLC ("MAI") as a sub-adviser to the Fund in connection with the merger of MAI into AMO USA, and MAI's investment team joining AMO USA (the "Transaction"). AMO USA currently serves as a sub-adviser to the Fund pursuant to an interim sub-advisory agreement. At a special meeting of shareholders scheduled for January 24, 2020, shareholders will be asked to approve a new investment sub-advisory agreement with respect to the Fund between Fiera Capital Inc. ("Fiera"), the investment adviser of the Fund, and AMO USA (the "New Sub-Advisory Agreement"), which would replace the interim sub-advisory agreement. A proxy statement describing the New Sub-Advisory Agreement and AMO USA will be distributed to investors on or about January 10, 2020.

Accordingly, the SAI is hereby amended and supplemented as follows:

1.	In the "The Adviser and the Sub-Adviser(s)" section of the SAI:

(a)	The "MAI" sub-section is hereby deleted and replaced with the following:

AMO USA.

Asset Management One USA Inc. Asset Management One USA Inc. ("AMO USA"), a Delaware corporation located at 757 Third Avenue, 8th Floor, New York, New York 10017, serves as investment sub-adviser to a portion of the Fund's assets. AMO USA was founded in 1994 and is owned by Asset Management One Co., Ltd ("AMONE JAPAN"). AMONE JAPAN is a subsidiary of Mizuho Financial Group Inc. ("Mizuho"), a publicly-traded company listed on the Tokyo Stock Exchange and New York Stock Exchange (American Depositary Receipts), and Dai-Ichi Life Holdings, Inc., a publicly-traded company listed on the Tokyo Stock Exchange. As of October 31, 2019, AMO USA had approximately $6.1 billion in assets under management.

AMO USA became a sub-adviser to the Fund on January 1, 2020, in connection with the merger of Mizuho Alternative Investments, LLC ("MAI"), which was owned by Mizuho Americas, LLC, a subsidiary of Mizuho, into AMO USA (the "Transaction"). Prior to the Transaction, MAI served as an investment sub-adviser to the Fund. As a result of the Transaction, MAI ceased to exist as a separate legal entity, and the MAI investment professionals now provide asset management services as employees of AMO USA.

(b)	The second paragraph under the "Manager of Managers Structure" heading is hereby deleted and replaced with the following:

An entity owned by Mizuho provided seed capital to the Fund, and such seeding, and the Mizuho entity's continued significant investment in the Fund, resulted in MAI and AMO USA being Affiliated Sub-Advisers. Such seeding, and the Mizuho entity's continued significant investment in the Fund, also raises a potential conflict of interest with respect to the decisions of the Adviser and Larch Lane to allocate Fund assets to, retain and/or terminate AMO USA. The Adviser and Larch Lane believe that these conflicts are mitigated because: (i) the Adviser, Larch Lane and AMO USA have agreed that AMO USA will be subject to the same retention, monitoring and oversight standards as any other Fund sub-adviser; (ii) the seed investment was not subject to any conditions relating to the Fund's asset allocation to MAI, and the Mizuho entity's continued investment in the Fund is not subject to any conditions relating to the Fund's asset allocation to AMO USA; and (iii) initial approval of the AMO USA sub-advisory agreement (and any other sub-advisory agreements) and the agreement's continuation beyond a two-year term remain, by law, subject to the separate review and approval by the Board, including its independent Trustees, and the Board expects to subject its review and consideration of the AMO USA sub-advisory agreement to at least the same standards it applies to its review and consideration of the sub-advisory agreement of any other Fund sub-adviser.

(c)	The second paragraph under the "Advisory Fees Paid to the Adviser and the Sub-Adviser(s)" heading is hereby deleted and replaced with the following:

The Adviser pays the sub-adviser(s) out of the advisory fees it receives from the Fund, and pays AMO USA a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% based on the average daily net assets that AMO USA manages for the Fund. For the period from December 31, 2018 to the Transaction, the sub-advisory fee rate payable to MAI was 0.75% of the average daily net assets that MAI managed for the Fund. Prior to December 31, 2018, the sub-advisory fee rate payable to MAI was 1.00% of the average daily net assets that MAI managed for the Fund. The sub-adviser(s) may participate in a capital allocation program that allows the excess cash held by one sub-adviser ("Sub-Adviser A") to be reallocated to the Adviser or another sub-adviser ("Sub-Adviser B") at the direction of the Adviser and provides that the Adviser will compensate both Sub-Adviser A and, if applicable, Sub-Adviser B without regard to the amount of excess cash allocated from Sub-Adviser A or allocated to Sub-Adviser B.

2.	In the "The Portfolio Managers" section of the SAI, the disclosure relating to MAI is hereby deleted and replaced with the following:

AMO USA.

Compensation. The portfolio manager, Kazuhiro Shimbo, receives a combination of a fixed salary and an annual, discretionary bonus. In determining the amount of the bonus, AMO USA considers, among other things, the performance of the investment funds advised by AMO USA and the overall performance of AMO USA. The portfolio manager also participates in an employee 401(k) plan, which enables him to direct a percentage of his pre-tax salary and bonus into a qualified retirement plan, with an employer contribution of a certain percentage of total compensation, subject to applicable limits. There is no material difference between the portfolio manager's compensation with respect to the Fund and the Other Accounts (as defined below).

Fund Shares Owned by Portfolio Manager. The Fund is required to show the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
AMO USA
Kazuhiro Shimbo	None

[1]	Valuation date is October 31, 2019.

Other Accounts. In addition to the Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2019.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets
Kazuhiro Shimbo	0	$0	23[1]	$979.6	0	$0

1	Includes 1 account with assets under management of $57.4 million that is subject to performance-based advisory fees.

Conflicts of Interest. In addition to managing the activities of the Fund, AMO USA, its affiliates and managers, members, officers, directors, agents, and employees act as investment manager, investment adviser, sponsor, manager, general partner or managing member for other clients, investment funds, accounts and collective investment vehicles ("Other Accounts") and give advice, and take action, with respect to any of those Other Accounts (including, without limitation, Mizuho Bank Ltd., AMONE JAPAN and their affiliates) that may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. AMO USA and its affiliates may advise Other Accounts that trade in identical or similar underlying investments, or similar strategies, as the Fund and that are generally classified as the same type of fund product, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of AMO USA or its affiliates. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AMO USA and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the Other Accounts of AMO USA. Moreover, in contrast to the Fund, such Other Accounts may pay AMO USA a performance fee, which could create an incentive for AMO USA to allocate more profitable trades and investment opportunities to such Other Accounts instead of to the Fund. AMO USA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. To that end, AMO USA may bunch or aggregate orders for the Fund with orders for the Other Accounts. AMO USA shall not have any obligation to engage in any transaction or investment for the Fund's account or to recommend any transaction to the Fund that AMO USA or its affiliates may engage in for its own account or any Other Accounts, except as otherwise required by applicable law.

3.	All other references to "Mizuho Alternative Investments, LLC" and "MAI" are hereby deleted and replaced with "Asset Management One USA Inc." and "AMO USA," respectively.

THE FOREGOING IS NOT A SOLICITATION OF ANY PROXY. PLEASE READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING the New Sub-Advisory Agreement and AMO USA. THE PROXY STATEMENT IS AVAILABLE FOR FREE ON THE SEC'S WEBSITE (WWW.SEC.GOV).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RLL-SK-015-0100